Series Number: 1
For period ending 3/31/2014

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      199
2. Dividends for a second class of open-end company shares
A Class                                           21
B Class                                           -
C Class                                           1

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0001
2. Dividends for a second class of open-end company shares
A Class                                           $0.0001
B Class                                           $0.0001
C Class                                           $0.0001

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      2,014,821
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           213,544
B Class                                           380
C Class                                           6,826

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $1.00
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $1.00
B Class                                           $1.00
C Class                                           $1.00

Series Number: 3
For period ending 3/31/2014

48)	Investor, A, B, C, and R
First $1 billion 0.700%
Next $1 billion 0.648%
Next $3 billion 0.618%
Next $5 billion 0.598%
Next $15 billion 0.585%
Next $25 billion 0.583%
Over $50 billion 0.582%

Institutional
First $1 billion 0.500%
Next $1 billion 0.448%
Next $3 billion 0.418%
Next $5 billion 0.398%
Next $15 billion 0.385%
Next $25 billion 0.383%
Over $50 billion 0.382%

R6
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      40,981
Institutional Class                                           75,166
2. Dividends for a second class of open-end company shares
A Class                                           10,136
B Class                                           121
C Class                                           1,754
R Class                                           530
R6 Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2607
Institutional Class                                           $0.2822
2. Dividends for a second class of open-end company shares
A Class                                           $0.2339
B Class                                           $0.1532
C Class                                           $0.1532
R Class                                           $0.2070
R6 Class                                           $0.1963

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      151,773
Institutional Class                                           222,629
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           32,097
B Class                                           676
C Class                                           8,593
R Class                                           2,161
R6 Class                                           2

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.69
Institutional Class                                           $10.69
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.69
B Class                                           $10.69
C Class                                           $10.69
R Class                                           $10.70
R6 Class                                           $10.69

Series Number: 4
For period ending 3/31/2014

48)	Investor, A, C, and R
First $1 billion 0.950%
Next $1 billion 0.898%
Next $3 billion 0.868%
Next $5 billion 0.848%
Next $15 billion 0.835%
Next $25 billion 0.833%
Over $50 billion 0.832%

Institutional
First $1 billion 0.750%
Next $1 billion 0.698%
Next $3 billion 0.668%
Next $5 billion 0.648%
Next $15 billion 0.635%
Next $25 billion 0.633%
Over $50 billion 0.632%

R6
First $1 billion 0.700%
Next $1 billion 0.648%
Next $3 billion 0.618%
Next $5 billion 0.598%
Next $15 billion 0.585%
Next $25 billion 0.583%
Over $50 billion 0.582%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      16,954
Institutional Class                                           19,359
2. Dividends for a second class of open-end company shares
A Class                                           2,838
C Class                                           1,085
R Class                                           124
R6 Class                                           86

73A)           1. Dividends from net investment income
Investor Class                                                      $0.3607
Institutional Class                                           $0.3733
2. Dividends for a second class of open-end company shares
A Class                                           $0.3452
C Class                                           $0.2984
R Class                                           $0.3297
R6 Class                                           $0.2525

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      48,374
Institutional Class                                           57,237
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           8,012
C Class                                           3,489
R Class                                           318
R6 Class                                           651

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $6.24
Institutional Class                                           $6.24
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $6.24
C Class                                           $6.24
R Class                                           $6.24
R6 Class                                           $6.24

Series Number: 5
For period ending 3/31/2014

48)	Investor, A, B, C, and R
First $1 billion 0.670%
Next $1 billion 0.618%
Next $3 billion 0.588%
Next $5 billion 0.568%
Next $15 billion 0.555%
Next $25 billion 0.553%
Over $50 billion 0.552%

Institutional
First $1 billion 0.470%
Next $1 billion 0.418%
Next $3 billion 0.388%
Next $5 billion 0.368%
Next $15 billion 0.355%
Next $25 billion 0.353%
Over $50 billion 0.352%

R6
First $1 billion 0.420%
Next $1 billion 0.368%
Next $3 billion 0.338%
Next $5 billion 0.318%
Next $15 billion 0.305%
Next $25 billion 0.303%
Over $50 billion 0.302%

72DD) 1. Total income dividends for which record date passed during the period
Investor Class                                                      535
Institutional Class                                           244
2. Dividends for a second class of open-end company shares
A Class                                           94
B Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0158
Institutional Class                                           $0.0251
2. Dividends for a second class of open-end company shares
A Class                                           $0.0043
B Class                                           -
C Class                                           -
R Class                                           -
R6 Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      47,616
Institutional Class                                           45,368
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           17,222
B Class                                           329
C Class                                           6,076
R Class                                           2,318
R6 Class                                           296

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.29
Institutional Class                                           $10.36
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.20
B Class                                           $10.04
C Class                                           $10.05
R Class                                           $10.44
R6 Class                                           $10.36

Series Number: 8
For period ending 3/31/2014

48)	Institutional
First $1 billion 0.500%
Next $1 billion 0.448%
Next $3 billion 0.418%
Next $5 billion 0.398%
Next $15 billion 0.385%
Next $25 billion 0.383%
Over $50 billion 0.382%

R6
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.332%

Series Number: 9
For period ending 3/31/2014

48)	Investor, A, C and R
First $1 billion 0.750%
Next $1 billion 0.698%
Next $3 billion 0.668%
Next $5 billion 0.648%
Next $15 billion 0.635%
Next $25 billion 0.633%
Over $50 billion 0.632%
Institutional
First $1 billion 0.550%
Next $1 billion 0.498%
Next $3 billion 0.468%
Next $5 billion 0.448%
Next $15 billion 0.435%
Next $25 billion 0.433%
Over $50 billion 0.432%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      3,629
Institutional Class                                           116
2. Dividends for a second class of open-end company shares
A Class                                           1,647
C Class                                           314
R Class                                           50

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2938
Institutional Class                                           $0.3155
2. Dividends for a second class of open-end company shares
A Class                                           $0.2667
C Class                                           $0.1855
R Class                                           $0.2396

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      10,181
Institutional Class                                           247
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           3,933
C Class                                           1,284
R Class                                           190

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.75
Institutional Class                                           $10.75
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.75
C Class                                           $10.75
R Class                                           $10.75

Series Number: 10
For period ending 3/31/2014

48)	Investor, A, C and R
First $1 billion 0.700%
Next $1 billion 0.648%
Next $3 billion 0.618%
Next $5 billion 0.598%
Next $15 billion 0.585%
Next $25 billion 0.583%
Over $50 billion 0.582%

Institutional
First $1 billion 0.500%
Next $1 billion 0.448%
Next $3 billion 0.418%
Next $5 billion 0.398%
Next $15 billion 0.385%
Next $25 billion 0.383%
Over $50 billion 0.382%

72DD) 1. Total income dividends for which record date passed during the period
Investor Class                                                      4,083
Institutional Class                                           664
2.  Dividends for a second class of open-end company shares
A Class                                           1,050
C Class                                           103
R Class                                           15

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1417
Institutional Class                                           $0.1626
2. Dividends for a second class of open-end company shares
A Class                                           $0.1156
C Class                                           $0.0337
R Class                                           $0.0895

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      28,150
Institutional Class                                           3,765
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           8,769
C Class                                           2,823
R Class                                           155

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.42
Institutional Class                                           $10.42
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.42
C Class                                           $10.43
R Class                                           $10.43